UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2016

Talmer Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	001-36308 (Commission File Number)	61-1511150 (IRS Employer Identification No.)

2301 West Big Beaver Rd., Suite 525 Troy, Michigan (Address of principal executive offices)	48084 (Zip Code)

(248) 498-2802
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On July 29, 2016, Talmer Bank and Trust, the wholly-owned subsidiary of Talmer Bancorp, Inc., entered into an agreement to sell its single branch office in Chicago, Illinois to Old Second National Bank, a wholly owned subsidiary of Old Second Bancorp, Inc. Old Second National Bank is expected to assume approximately $82 million of deposits and purchase approximately $238 million of loans, and will pay a $6.5 million premium in the transaction. The acquisition is expected to close in the fourth quarter of 2016, subject to regulatory approval, the completion of Talmer Bancorp’s pending merger with Chemical Financial Corporation and other customary closing conditions.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements regarding Talmer Bank and Trust’s proposed sale of its Chicago, Illinois branch to Old Second National Bank, including that the transaction is expected to close in the fourth quarter of 2016. Words such as “expected,” “anticipated,” “believes,” “estimated,” “approximately,” “continued,” “should,” “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors, including the inability to obtain the requisite regulatory approval for the proposed transaction and meet other closing terms and conditions, including our inability to close on our pending merger with Chemical Financial Corporation, as well as additional risks and uncertainties contained in the “Risk Factors” and forward-looking statements disclosure contained in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, any or all of which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our company or any person that future events, plans, or expectations contemplated by our company will be achieved. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALMER BANCORP, INC.

Dated: August 1, 2016	By: /s/ David T. Provost
David T. Provost
Chief Executive Officer